SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this "**Agreement**"), dated as May 9, 2018, and, by and among QUEST ENERGY, INC. ("**Borrower**"), each of the undersigned Grantors party to the Guaranty described below (each of such undersigned parties being a "**Guarantor**" and collectively "**Guarantors**") and each Additional Grantor that may become a party hereto after the date hereof in accordance with Section 6.16 hereof (each of the Borrower, each Guarantor, and each Additional Grantor being a "**Grantor**" and collectively the "**Grantors**") and ENCECO, INC., an Ohio corporation, as Lender (the "**Lender**").

RECITALS

A. Borrower and Lender have entered into that certain Non-Negotiable, Secured Promissory Note in the principal amount of $1,000,000, of even date herewith (as amended, restated, modified or supplemented from time to time, the "Note"), which Note secures Borrower's obligation to repurchase certain equipment conveyed to Lender pursuant to that certain Bill of Sale and Repurchase Agreement, of even date herewith, between Borrower and Lender (the "Bill of Sale").

B. Guarantors and the Borrower have executed and delivered the Unconditional Guaranty of Payment and Performance, of even date herewith, (as amended, modified or supplemented from time to time, the "**Guaranty**"), in favor of the Lender, pursuant to which each Guarantor and Borrower has guaranteed, among other things, the prompt payment when due of all obligations of the Borrower and each other Guarantor under the Note, the Bill of Sale and any and all documents to be delivered pursuant thereto and/or or in connection therewith, including without limit any mortgages, pledge agreements, security agreements and UCC filings (the Note, together with all such agreements and documents, collectively the "**Loan Documents**").

NOW, THEREFORE, intending to be legally bound hereby, the Grantors agree as follows:

ARTICLE I
DEFINITIONS

1.1 Definitions. Capitalized terms not otherwise defined herein shall have the meanings given in the Note. In addition to the other terms defined elsewhere in this Agreement, as used herein the following terms shall have the following meanings:

"**Additional Grantor**": any Person that becomes a party hereto after the date hereof as an additional Grantor by executing a Supplement.

"**Equity Interests**" means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

"**Lien**" means (a) any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing) and (b) in the case of securities or Equity Interests, any purchase option, call or similar right of a third part with respect to such securities or Equity Interests.

"**Person**" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

"**Pledged Equity**": (i) all Equity Interests now or hereafter owned by a Grantor, including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any of the foregoing, including those owned on the date hereof and set forth on Schedule 1 annexed hereto, (ii) the certificates or other instruments representing any of the foregoing and any interest of a Grantor in the entries on the books of any securities intermediary pertaining thereto, (iii) all distributions, dividends and other property received, receivable or otherwise distributed in respect of or exchanged therefor, (iv) all capital and interests in profits, losses and assets, at any time represented by any Pledged Equity; (v) all other payments due or to become due in respect of any Pledged Equity, whether under any partnership agreement or limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise; and (vi) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement, or limited liability company agreement or otherwise, or at law or otherwise in respect of such Pledged Equity.

"**Secured Obligations**":

(a) with respect to Borrower, all obligations from time to time of the Borrower to the Lender, under or in connection with the Note, the Bill of Sale and any other Loan Document, and

(b) with respect to each other Grantor, all obligations from time to time of such Grantor to the Lender under or in connection with the Guaranty or any other Loan Document,

including, in each case, all obligations to pay principal, interest, fees, expenses, indemnities or other amounts, in each case whether such obligations are direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (including interest and other obligations arising or accruing after the commencement of any bankruptcy, insolvency, reorganization, dissolution or similar proceeding with respect to the Borrower or any other Person, or which would have arisen or accrued but for the commencement of such proceeding, even if such obligation or the claim therefor is not enforceable or allowable in such proceeding).

"**Securities Collateral**": the Pledged Equity and any other Investment Property in which Grantor has an interest.

"**Subsidiaries**" means McCoy Elkhorn Coal LLC, an Indiana limited liability company, Knott County Coal LLC, a Delaware limited liability company, Deane Mining LLC, a Delaware limited

liability company, ERC Mining Indiana Corporation, an Indiana corporation and Quest Processing LLC, an Indiana limited liability company.

"**Supplement**": a supplement to this Agreement, in substantially the form set forth as Exhibit A attached hereto, entered into pursuant to Section 6.16 hereof.

"**UCC**": the Uniform Commercial Code as in effect in the State of Ohio.

ARTICLE II
SECURITY

2.1 Grant of Security. Each Grantor hereby assigns to Lender, and hereby grants to Lender a security interest in, all of such Grantor's right, title and interest in and to all of the real and personal property of such Grantor including the following, in each case whether now or hereafter existing, whether tangible or intangible, whether now owned or hereafter acquired and wherever the same may be located (the "**Collateral**"):

(a) all Accounts;
(b) all Chattel Paper;
(c) all Money and all Deposit Accounts, together with all amounts on deposit from time to time in such Deposit Accounts;
(d) all Documents;
(e) all General Intangibles (including patents, trademarks, service marks, copyrights, and other intellectual property), Payment Intangibles and Software;
(f) all Goods, including Inventory, Equipment and Fixtures, including without limit the Equipment described on Schedule 2;
(g) all Instruments;
(h) all Investment Property (including, without limitation, the Pledged Equity);
(i) all Letter-of-Credit Rights and other Supporting Obligations;
(j) all Records;
(k) all Commercial Tort Claims; and
(l) all Proceeds and Accessions with respect to any of the foregoing Collateral.

Each category of Collateral set forth above shall have the meaning set forth in the UCC, it being the intention of the Grantors that the description of the Collateral set forth above be construed to include the broadest possible range of assets. Notwithstanding any of the foregoing Collateral shall not include Borrower's accounts receivables sold under the existing Accounts Receivable Factoring Facility with Crestmark Bank, and Lender's security interest in the Collateral shall be pari-passu with existing loans not to exceed $5.744 million from Golden Properties, Ltd to Borrower.

2.2 Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt payment in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Secured Obligations of each Grantor.

ARTICLE III
PERFECTION AND OTHER COLLATERAL MATTERS

3.1 Perfection.

(a) Generally. Each Grantor agrees that from time to time, at the expense of Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further

action, that may be necessary or desirable, or that Lender may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will:

(i) (A) execute (if necessary) and file such financing or continuation statements, or amendments thereto, (B) execute and deliver, and cause to be executed and delivered, agreements establishing that Lender has control of electronic Chattel Paper, Deposit Accounts, Investment Property and Letter-of-Credit Rights of such Grantor, (C) deliver to Lender all certificates or Instruments representing or evidencing Investment Property, accompanied by duly executed endorsements or instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender and (D) deliver such other instruments or notices, in each case, as may be necessary or desirable, or as Lender may request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

(ii) furnish to Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail;

(iii) at any reasonable time, upon request by Lender, exhibit the Collateral to and allow inspection of the Collateral by Lender, or persons designated by Lender;

(iv) at Lender's request, appear in and defend any action or proceeding that may affect such Grantor's title to or Lender's security interest in all or any part of the Collateral;

(v) use commercially reasonable efforts to obtain any necessary consents of third parties to the creation and perfection of a security interest in favor of Lender with respect to any Collateral; and

(vi) at the request of the Lender, take any and all actions required to perfect its security interest in titled vehicles.

(b) Financing Statements, etc. Each Grantor hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relating to any Collateral without the signature of the Grantor where permitted by law, including financing statements that indicate that the Collateral is "all assets" of such Grantor or words to similar effect. A photocopy or other reproduction of this Agreement or any financing statement covering any Collateral shall be sufficient as a financing statement where permitted by law.

(c) Waiver by Landlords, Mortgagees, etc. To the extent that any Collateral at any time is located on premises that are leased from, or otherwise belonging to, any Person other than a Grantor, or that is subject to a mortgage or other lien in favor of any Person other than a Grantor, the Grantors shall provide the Lender with a waiver agreement in form and substance satisfactory to the Lender, duly executed by such landlord, mortgagee or other Person. Such executed waiver agreement shall be provided to the Lender not later than 15 days after the date hereof, in the case of any such premises existing on the date hereof, and in the case of any other premises, not later than the first date on which any Collateral is located on such premises.

(d) Commercial Tort Claims. Each Grantor agrees that it will promptly notify the Lender in writing of any Commercial Tort Claim with claims for damages (whether stated or anticipated by any Grantor), constituting Collateral and from time to time, at the expense of Grantors, such Grantor will

promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby with respect to such Commercial Tort Claim. The Grantors hereby represent that, as of the date hereof, no Grantor has any Commercial Tort Claims.

3.2 Matters Relating to Accounts. Except as otherwise provided in this Section, each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts. In connection with such collections, each Grantor may take (and, upon the occurrence and during the continuance of an Event of Default at Lender's direction, shall take) such action as such Grantor or Lender may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, that Lender shall have the right at any time that an Event of Default has occurred and is continuing, and upon written notice to such Grantor of its intention to do so, to:

(a) notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Lender and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Lender,

(b) notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Lender,

(c) enforce collection of any such Accounts at the expense of Grantors, and

(d) adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done.

After receipt by such Grantor of the notice from Lender referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other Instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of Lender hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Lender in the same form as so received (with any necessary endorsement), and (ii) such Grantor shall not, without the written consent of Lender, adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

3.3 Matters Relating to Securities Collateral.

(a) Form of Securities Collateral. Except as set forth on Schedule 2, the terms of any limited liability company agreement governing Equity Interests included in the Securities Collateral do not provide that such interest is a security governed by Article 8 of the UCC. If any Securities Collateral is not a security pursuant to Section 8-103 of the UCC, Grantor shall not take any action that, under such Section, converts such Securities Collateral into such a security without causing the issuer thereof to promptly comply with Section 3.1(b).

(b) Voting and Distributions. (i) So long as no Event of Default shall have occurred and be continuing, (A) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral for any purpose not prohibited by the terms of this Agreement or the Loan Documents; provided, such Grantor shall not exercise or refrain from exercising any such right if Lender shall have notified Grantor that, in Lender's judgment, such action would have a material adverse effect on the value of the Securities Collateral or any part thereof; and (B) each Grantor shall be

entitled to receive and retain any and all dividends, other distributions, principal and interest paid in respect of the Securities Collateral in compliance with the Loan Documents.

(ii) Upon the occurrence and during the continuation of an Event of Default (A) upon written notice from Lender to Grantor, all rights of Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall thereupon become vested in Lender who shall have the sole right to exercise such voting and other consensual rights; (B) all rights of Grantor to receive the dividends, other distributions, principal and interest payments which it would otherwise be authorized to receive and retain shall cease, and all such rights shall become vested in Lender who shall thereupon have the sole right to receive and hold as Collateral such dividends, other distributions, principal and interest payments; and (C) all dividends, principal, interest payments and other distributions which are received by Grantor contrary to the provisions of clause (B) shall be received in trust for the benefit of Lender, shall be segregated from other funds of Grantor and shall forthwith be paid over to Lender as Collateral in the same form as so received (with any necessary endorsements).

(iii) In order to permit Lender to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, (A) Grantor shall promptly execute and deliver (or cause to be executed and delivered) to Lender all such proxies, dividend payment orders and other instruments as Lender may from time to time reasonably request, and (B) without limiting the effect of clause (A) above, Grantor hereby grants to Lender an irrevocable proxy to vote the Pledged Equity and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Equity would be entitled, which proxy shall be effective, automatically and without the necessity of any further action.

(c) If any Grantor shall acquire (by purchase, dividend, distribution or otherwise) any additional Securities Collateral at any time or from time to time after the date hereof, such Securities Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 2.1 and, furthermore, such Grantor will promptly thereafter (i) take (or cause to be taken) all action with respect to such Securities Collateral in accordance with the procedures set forth in Section 3.1, and (ii) deliver to Lender (A) a certificate executed by a principal executive officer of such Grantor listing such Securities Collateral and certifying that the same has been duly pledged in favor of the Lender and (B) supplements to Schedule 1 hereto as are necessary to cause such annexes to be complete and accurate at such time.

(d) Grantors agree that they will at all times own and control 100% of the Equity Interests of Borrower and the Subsidiaries.

(e) Each pledge of Securities Collateral under Section 2.1 shall be accompanied by any transfer tax stamps or similar items and all related fees or taxes required in connection with the pledge of such Securities Collateral.

ARTICLE IV
CERTAIN RIGHTS OF LENDER

4.1 Lender Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints Lender as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, Lender or otherwise, from time to time in Lender's discretion to take any action and to execute any instrument that Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a) to obtain and adjust insurance required to be maintained by such Grantor;

(b) to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c) to receive, endorse and collect any drafts or other Instruments, Documents, Chattel Paper and other documents in connection with clauses (a) and (b) above;

(d) to file any claims or take any action or institute any proceedings that Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce or protect the rights of Lender with respect to any of the Collateral;

(e) to pay or discharge Liens (other than Liens permitted under this Agreement or the Loan Documents) levied or placed upon or threatened against the Collateral , the legality or validity thereof and the amounts necessary to discharge the same to be determined by Lender in its sole discretion, any such payments made by Lender to become obligations of such Grantor to Lender, due and payable immediately without demand;

(f) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral;

(g) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes; and

(h) to do, at Lender's option and Grantors' expense, at any time or from time to time, all acts and things that Lender deems necessary to protect, preserve or realize upon the Collateral and Lender's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do. All third parties are entitled to rely conclusively on a representation by the Lender that it is entitled to exercise such power of attorney.

provided, that such power under this Section 4.1 may be exercised only so long as an Event of Default has occurred and is continuing.

4.2 Standard of Care. The powers conferred on Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Lender shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Lender accords its own property.

4.3 Lender May Perform. If the Grantor fails to perform any obligation under or in connection with this Agreement, the Lender may (but shall have no duty to) itself perform or cause performance of such obligation, and the expenses of the Lender incurred in connection therewith shall be payable by the Grantor pursuant to Section 6.4. The Lender may from time to time take any other action which the Lender deems necessary or appropriate for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

ARTICLE V
REMEDIES

5.1 Remedies. If any Event of Default has occurred and is continuing, Lender may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or in any other Loan Document or otherwise available to it, all the rights and remedies of a lender on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may:

(i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender that is reasonably convenient to both parties,

(ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process,

(iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Lender deems appropriate,

(iv) take possession of any Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation,

(v) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Lender may deem commercially reasonable,

(vi) exercise dominion and control over and refuse to permit further withdrawals from any Deposit Account maintained with Lender or any Lender and provide instructions directing the disposition of funds in Deposit Accounts not maintained with Lender, and

(vii) provide entitlement orders with respect to Security Entitlements and other Investment Property constituting a part of the Collateral and, without notice to any Grantor, transfer to or register in the name of Lender or any of its nominees any or all of the Collateral constituting Investment Property.

Lender may be the purchaser of any or all of the Collateral at any such sale and Lender shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Lender at such sale. Each Grantor hereby waives any claims against Lender arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Lender accepts the first offer received and does not offer such Collateral to more than one offeree.

(b) Securities Collateral. Grantor recognizes that, by reason of certain prohibitions contained in applicable securities laws, Lender may be compelled, with respect to any sale of all or any part of the Securities Collateral conducted without prior registration or qualification of such Securities Collateral under the such securities laws, to limit purchasers to those who will agree, among other things, to acquire the Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof and who meet certain financial criteria. Each Grantor acknowledges that any such private placement may be at prices and on terms less favorable than those obtainable through a sale without such restrictions (including an offering made pursuant to a registration statement under such securities laws) and, notwithstanding such circumstances, each Grantor agrees that any such private placement shall not be deemed, in and of itself, to be commercially unreasonable and that Lender shall have no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of sale requiring registration under such securities laws, even if such issuer would, or should, agree to so register it. If Lender determines to exercise its right to sell any or all of the Securities Collateral, upon written request, Grantor shall and shall cause each issuer of any Securities Collateral to be sold hereunder from time to time to furnish to Lender all such information as Lender may request in order to determine the amount of Securities Collateral that may be sold by Lender in exempt transactions under such securities laws, as the same are from time to time in effect.

5.2 Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as collateral for the Secured Obligations, or then or at any time thereafter applied in accordance with the Loan Documents. If and when all Secured Obligations shall have been completely and finally satisfied in cash in full and all commitments to extend credit under the Loan Documents shall have terminated, any surplus of such cash or cash proceeds held by the Lender shall be paid over to the Grantors or as otherwise required by law. The Grantors shall remain liable, jointly and severally, for any deficiency.

ARTICLE VI
MISCELLANEOUS

6.1 Amendments, etc. No amendment to or waiver of any provision of this Agreement, nor any consent to any departure by any Grantor herefrom, shall in any event be effective unless in a writing manually signed by the Lender, provided, that this Agreement may be modified by the execution of a Supplement by an Additional Grantor in accordance with Section 6.16 hereof and Grantors hereby waive any requirement of notice of or consent to any such amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

6.2 No Implied Waiver; Remedies Cumulative. No failure of the Lender to exercise any right or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Lender under this Agreement are cumulative and not exclusive of any other rights or remedies available hereunder, under any other agreement, at law, or otherwise.

6.3 Notices. Except to the extent, if any, otherwise expressly provided herein, all notices and other communications (collectively, "notices") under this Agreement shall be made and be effective, in the case of the Borrower or the Lender, in accordance with the Loan Documents, and in the case of any other Grantor, in accordance with its Guaranty. The Lender may rely on any notice (whether or not made in a manner contemplated by this Agreement) purportedly made by or on behalf of a Grantor, and the Lender shall have no duty to verify the identity or authority of the Person giving such notice.

6.4 Indemnity and Expenses.

(a) Indemnity. Grantors, jointly and severally, agree to indemnify the Lender from and against any and all claims, losses, liabilities and expenses (including reasonable attorneys' fees) arising out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses, liabilities and expenses resulting solely from the gross negligence or willful misconduct of the Lender.

(b) Expenses. The Grantors, jointly and severally, agree to pay to the Lender, upon demand, the amount of all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection of or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Lender hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

6.5 Entire Agreement. This Agreement, together with the Exhibits and the Schedules hereto, and the other Loan Documents, constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

6.6 Survival. The obligations of the Grantors under Section 6.4 shall survive the termination of this Agreement and all other events and conditions whatsoever. All representations and warranties of each Grantor contained in or made in connection with this Agreement shall survive, and shall not be waived by, the execution and delivery of this Agreement, any investigation by or knowledge of the Lender, any extension of credit, termination of this Agreement or any other event or circumstance whatsoever.

6.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts shall constitute but one and the same agreement.

6.8 Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be in any way be affected or impaired thereby.

6.9 Headings. Section headings in the Agreement are included for convenience of reference only and shall not be given any substantive effect.

6.10 Successors and Assigns. This Agreement shall be binding upon each Grantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Lender and its successors and assigns. Without limitation of the foregoing and subject to the terms of the Loan Documents, the Lender (and any successive assignee or transferee) from time to time may assign or otherwise transfer or create a participation interest in all or any portion of its rights or obligations under the Loan Documents (including all or any portion of any commitment to extend credit), or any Secured Obligations, to any other Person, and such Secured Obligations (including any Secured Obligations resulting from extension of credit by such other Person under or in connection with the Loan Documents) shall be and remain Secured Obligations entitled to the benefit of this Agreement, and to the extent of its interest in such Secured Obligations such other Person shall be vested with all the benefits in respect thereof granted to the Lender in this Agreement or otherwise.

6.11 Binding Effect. This Agreement shall be binding upon and inure to the benefit of Grantors, the Lender and their respective successors and permitted assigns, except that Grantors shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender.

6.12 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OHIO WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF OHIO.

6.13 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/DEBTOR RELATIONSHIP THAT IS BEING ESTABLISHED.

6.14 Consent to Jurisdiction; Venue. All judicial proceedings brought against a Grantor with respect to this Agreement and the Loan Documents may be brought in any state or federal court of competent jurisdiction in Columbus, Ohio, and by execution and delivery of this Agreement, each Grantor accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each Grantor irrevocably waives any right it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section.

6.15 LIMITATION OF LIABILITY. NO CLAIM MAY BE MADE BY ANY GRANTOR AGAINST THE LENDER OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, ATTORNEY OR AGENT OF THE LENDER FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION OR EVENT IN CONNECTION WITH ANY OF THE FOREGOING (WHETHER BASED ON BREACH OF CONTRACT, TORT OR ANY OTHER THEORY OF LIABILITY); AND EACH GRANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST.

6.16 Additional Grantors. The initial Grantors hereunder shall be the Borrower and such of the Grantors as are signatories hereto on the date hereof. From time to time after the date hereof, additional Persons may become Additional Grantors, by executing a Supplement. Upon delivery of any such Supplement to Lender, notice of which is hereby waived by Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Lender not to cause any entity to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

IN WITNESS WHEREOF, Grantors and Lender have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

The Borrower:

QUEST ENERGY, INC.

By: ______________________________
Name:
Title:

The Lender:

ENCECO, INC.

By: ______________________________
Name: Charles A Ebetino, Jr.
Title: Vice President & Secretary

Guarantors:
AMERICAN RESOURCES CORPORATION

By: ______________________________
Name:
Title:

MCCOY ELKHORN COAL LLC

By: ______________________________
Name:
Title:

KNOTT COUNTY COAL LLC

By: ______________________________
Name:
Title:

DEANE MINING LLC

By: ______________________________
Name:
Title:

ERC MINING INDIANA CORPORATION

By: ______________________________
Name:
Title:

QUEST PROCESSING LLC

By: ______________________________
Name:
Title:

SCHEDULE 1
TO
SECURITY AGREEMENT

All Equity Interests now owned or hereinafter acquired by any Grantor in the following entities:

1. Quest Energy Inc.
2. McCoy Elkhorn Coal LLC
3. Knott County Coal LLC
4. Deane Mining LLC
5. ERC Mining Indiana Corporation
6. Quest Processing LLC

EXHIBIT A TO
SECURITY AGREEMENT

[FORM OF SUPPLEMENT]

SUPPLEMENT (this "Supplement"), dated as of _________, 2018 is delivered pursuant to Section 6.16 of the Security Agreement referred to below. The undersigned hereby agrees that this Supplement may be attached to the Security Agreement, dated as of May 7, 2018, among the Grantors signatory thereto, and ENCECO, INC., as Lender ("Lender"), as it may heretofore have been and as it may hereafter be further amended, modified or supplemented from time to time, the "Security Agreement". Capitalized terms used herein not otherwise defined herein shall have the meanings given in the Security Agreement. The undersigned by executing and delivering this Supplement hereby becomes a Grantor under the Security Agreement in accordance with Section 6.16 thereof and agrees to be bound by all of the terms thereof with the same force and effect as if originally named as a Grantor therein, and each reference to a "Grantor" in the Security Agreement shall be deemed to include the undersigned. Without limiting the generality of the foregoing, the undersigned hereby:

(a) authorizes Lender to add the information set forth on the Schedules of this Agreement to the correlative Schedules attached to the Security Agreement or the Loan Documents;

(b) represents and warrants that the representations and warranties made by it as a Grantor under the Security Agreement are true and correct on and as of the date hereof;

(c) grants to and creates in favor of Lender, as security for the payment of the Secured Obligations a security interest in and lien on all of the undersigned's right, title and interest in and to the Collateral.

Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO, EXCLUSIVE OF CHOICE OF LAW PRINCIPLES.

This Supplement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one and the same agreement.

The address, facsimile number and e-mail address for all notices to be delivered to the undersigned pursuant to the Security Agreement is as set forth on the signature page hereof.

[NAME OF ADDITIONAL GRANTOR]

By:__________________________________
Name:________________________________
Title:_________________________________

[Address:______________________________
____
____
Telephone No.:__________________________
Fax No.:_______________________________
E-mail:________________________________

ACCEPTED:

ENCECO, INC.

By:______________________________
Name:____________________________
Title:_____________________________